                                                            PROSPECTUS


                                                      January 30, 1998


[LOGO]


INSTITUTIONAL MONEY MARKET FUND


BEFORE YOU INVEST:


PLEASE READ THIS PROSPECTUS CAREFULLY, AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES.

INVESTMENTS IN THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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[LOGO]


CONTENTS
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INVESTING IN INSTITUTIONAL MONEY MARKET FUND . . 1


FUND DESCRIPTION
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INSTITUTIONAL MONEY MARKET FUND. . . . . . . . . 2    Investment objective and
                                                      policies, risk
                                                      considerations, portfolio
RISK FACTORS . . . . . . . . . . . . . . . . . . 4    managers, shareholder
                                                      expenses and financial
                                                      highlights

MANAGING YOUR INVESTMENT
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BUYING SHARES. . . . . . . . . . . . . . . . . . 5    Practical information to
  Calculating Your Purchase Price                     help you manage your
  Investing Automatically                             investment in Piper Funds
  Minimum Investment Waiver
HOLDING SHARES . . . . . . . . . . . . . . . . . 6
  Receiving Dividends and Other Distributions
  Taxing of Dividends and Other Distributions
  Exchanging Shares
  Conducting Transactions by Phone
  Staying Informed
SELLING SHARES . . . . . . . . . . . . . . . . . 7
  Receiving the Proceeds




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GENERAL INFORMATION. . . . . . . . . . . . . . . 8

INVESTING IN
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND

INSTITUTIONAL MONEY MARKET FUND PROVIDES YOU WITH A LIQUID INVESTMENT DESIGNED TO OFFER CURRENT INCOME WHILE PRESERVING YOUR CAPITAL. THE FUND IS ADVISED BY PIPER CAPITAL MANAGEMENT INCORPORATED.

BEFORE YOU INVEST:

KNOW YOUR GOALS
--------------------------------------------------------------------------------
Institutional Money Market Fund can complement your investment portfolio by:

- Giving you easy access to your cash reserves.

- Providing an interest-earning parking spot when you are between investments.

- Offering a conservative alternative for a portion of your investable assets.

If you have ample liquid assets and are investing for the long term, consider diversifying your portfolio with other investments as well. A money market fund may not have the earning power you need to keep ahead of inflation.

UNDERSTAND THE RISKS
--------------------------------------------------------------------------------
While mutual funds are a convenient and potentially rewarding way to invest, they do not always meet their objectives. Please remember: An investment in this fund is neither insured nor guaranteed by the U.S. government or any other entity. There is no assurance that the fund will maintain a stable net asset value of $1 per share. Risks associated with this fund are outlined in the following pages.

USE YOUR PROSPECTUS
--------------------------------------------------------------------------------
Please read this prospectus carefully and keep it on file for future reference. More detailed information about the fund is contained in its statement of additional information, which can be obtained from the fund at the address and phone number on the back cover. Further information is also available from your broker or by calling Piper Capital at 800 866-7778.


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                   1  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

FUND DESCRIPTIONS

INSTITUTIONAL MONEY MARKET FUND
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INSTITUTIONAL MONEY MARKET FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH
PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY THROUGH INVESTMENTS IN SHORT-TERM U.S. GOVERNMENT SECURITIES.

INVESTMENT POLICIES
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Institutional Money Market Fund invests only in securities that are issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to those securities. Not all of these securities are backed by the full faith and credit of the U.S. government.

The fund invests only in securities that mature in 397 calendar days or less from the date of purchase, and it maintains an average weighted maturity of 60 days or less. The fund's investments include securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to federal rules which allow the fund to consider some of these securities as having maturities shorter than their stated maturity dates.

The fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets. This policy may not be changed without shareholder approval. Up to 10% of the fund's net assets may be invested in illiquid securities.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------
The fund seeks to maintain a stable share price of $1. However, there may be situations where the fund's share price could fall below $1, which would reduce the value of your account.

The level of income you receive from the fund will be affected by movements in short-term interest rates.

By investing solely in U.S. government and agency securities and repurchase agreements for those securities, the fund may offer less income than a money market fund investing in other high-quality money market securities.

--------------------------------------------------------------------------------
    PLEASE REMEMBER: THE GOVERNMENT'S GUARANTEE DOES NOT EXTEND TO
    THE FUND ITSELF. NOR DOES IT COVER THE MARKET VALUE OR CURRENT
    YIELD OF GOVERNMENT SECURITIES.
--------------------------------------------------------------------------------

The investment securities and techniques used by the fund present other risks as well, including interest rate risk. See page 4 for more information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
NANCY OLSEN is a senior vice president of Piper Capital with 19 years of financial experience.

SHAISTA TAJAMAL, a vice president of Piper Capital with seven years of financial experience, has assisted with the management of the fund since its inception.

--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------
As a shareholder, you pay expenses both directly and indirectly. Figures below show expenses for the past year.

SHAREHOLDER TRANSACTION EXPENSES

    Maximum front-end sales charge on purchases. . . . . . . . .      none
      (AS A % OF OFFERING PRICE)
    Maximum deferred sales charge. . . . . . . . . . . . . . . .      none
      (AS A % OF NET ASSET VALUE AT PURCHASE
      OR REDEMPTION, WHICHEVER IS LESS)

FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee . . . . . . . . . . . . . . . . . . . . . . . . .     0.15%
12b-1 fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .      none
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . .     0.16%
                                                                     -----
Total operating expenses . . . . . . . . . . . . . . . . . . . .     0.31%

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EXPENSES ON A $1,000 INVESTMENT
--------------------------------------------------------------------------------
The example below shows the expenses you would pay on a $1,000 investment over various time periods. It assumes you reinvested all distributions and received a 5% annual return. PLEASE NOTE: THIS IS ONLY AN EXAMPLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD VARY.


1 year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $3
3 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $10
5 years. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $17
10 years . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $39


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                   2  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

FUND DESCRIPTIONS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The following information has been audited by KPMG Peat Marwick LLP, independent auditors.




                                                   Year Ended   Three Months Ended                 Year Ended June 30,
                                                  September 30,   September 30,
                                                      1997             1996              1996      1995      1994      1993(2)
                                                  ----------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period . . . . . .     $ 1.00          $ 1.00             $ 1.00    $ 1.00     $ 1.00    $ 1.00
                                                     ------          ------             ------    ------     ------    ------
Operations:
  Net investment income. . . . . . . . . . . . .       0.05            0.01               0.05      0.05       0.03      0.01
Distributions to shareholders:
  From net investment income . . . . . . . . . .      (0.05)          (0.01)             (0.05)    (0.05)     (0.03)    (0.01)
                                                     ------          ------             ------    ------     ------    ------
Net asset value, end of period . . . . . . . . .     $ 1.00          $ 1.00             $ 1.00    $ 1.00     $ 1.00    $ 1.00
                                                     ------          ------             ------    ------     ------    ------
                                                     ------          ------             ------    ------     ------    ------


SELECTED INFORMATION

[GRAPH]

Total return(1). . . . . . . . . . . . . . . . .      5.32%           1.29%              5.42%     5.26%      3.23%     1.24%

Net assets at end of period (in millions). . . .      $277            $173               $174      $ 52       $ 35      $ 40
Ratio of expenses to average daily net assets. .      0.31%           0.35%(3)           0.35%     0.35%      0.35%     0.35%(3)
Ratio of net investment income to average
  daily net assets . . . . . . . . . . . . . . .      5.21%           5.06%(3)           5.22%     5.17%      3.26%     3.02%(3)
Ratios before waivers by the advisor:
  Of expenses to average daily net assets
  before waivers . . . . . . . . . . . . . . . .        --            0.41%(3)           0.38%     0.49%      0.61%        --
  Of net investment income to average daily
  net assets before waivers. . . . . . . . . . .        --            5.00%(3)           5.19%     5.03%      3.00%        --


(1) Total return assumes reinvestment of distributions and does not reflect a sales charge.
(2) Commencement of operations was February 2, 1993.
(3) Annualized.


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                   3  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

FUND DESCRIPTIONS

RISK FACTORS
--------------------------------------------------------------------------------
A SUMMARY OF THE PRINCIPAL RISKS WHICH APPLY TO THE FUND IS PROVIDED IN "FUND DESCRIPTION." MORE DETAIL REGARDING THESE AND OTHER RISKS ASSOCIATED WITH INVESTMENT SECURITIES AND TECHNIQUES USED BY INSTITUTIONAL MONEY MARKET FUND IS PROVIDED BELOW.


CREDIT RISK
The fund is subject to the risk that the issuer of a security could default on its financial obligation, causing a loss in the fund's portfolio. Treasury securities carry minimal credit risk. Obligations of government agencies are somewhat riskier, although generally not as risky as obligations of private issuers. The fund is also subject to credit risk when it enters into repurchase agreements. In a repurchase agreement, the fund purchases securities on the condition that the seller will buy them back at a set time and price, plus interest. If the seller defaults on its obligation, there could be a loss to the fund.

INTEREST RATE RISK
The fund is subject to interest rate risk. Generally, rising interest rates cause a decline in market prices of existing debt securities, because investors may purchase new debt securities at a higher rate of interest. Falling interest rates generally cause market prices of existing debt securities to rise.

LEVERAGE RISK
Leverage is a speculative technique that involves the use of a relatively small amount of money to produce a potentially large gain or loss. Securities or practices that can multiply small index or market movements into large changes in value involve leverage risk. The fund has the ability to borrow, which may subject it to leverage risk.

LIQUIDITY RISK
The fund may invest up to 10% of its net assets in illiquid securities. The fund may not be able to sell an illiquid security at the desired time and price. It may have to accept a lower price or sell other securities instead at a time when the sale of those securities might not be advantageous. The sale of illiquid securities often requires more time and results in higher selling expenses than the sale of liquid securities.


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                   4  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

MANAGING YOUR INVESTMENT

BUYING SHARES
--------------------------------------------------------------------------------


YOU MAY PURCHASE SHARES OF THE FUND WITH AN INITIAL INVESTMENT OF $2 MILLION OR MORE. ADD TO YOUR EXISTING INVESTMENT WITH ANY AMOUNT, AT ANY TIME. SIMPLY CALL YOUR PIPER JAFFRAY INVESTMENT EXECUTIVE OR ANOTHER AUTHORIZED BROKERAGE FIRM.

CALCULATING YOUR PURCHASE PRICE
--------------------------------------------------------------------------------
Shares of the fund are sold without any initial or deferred sales charges. Your purchase price will be equal to the next net asset value of your shares calculated after your broker receives your purchase order. The net asset value of each share is equal to the market value of the fund's investments and other assets, less any liabilities, divided by the number of fund shares. The fund's net asset value is normally expected to be $1 per share.

INVESTING AUTOMATICALLY
--------------------------------------------------------------------------------
CASH MANAGEMENT PROGRAM

If you are a Piper Jaffray client with a signed Piper Automated Transfer (PAT) agreement, you may purchase shares of the fund through your PAT account or PAT Plus account, subject to the fund's minimum initial investment requirement. Each of these accounts is a conventional securities account that may be used to buy and sell securities. Available cash in the account is automatically invested in shares of the fund. Shares of the fund are redeemed automatically at net asset value if cash is needed to pay debits in your account. See your PAT or PAT Plus account agreement for details of the account.

MINIMUM INVESTMENT WAIVER
--------------------------------------------------------------------------------
The $2 million minimum initial investment requirement will be waived for:

(a) Any investor who has entered into a personal trust relationship where Piper Trust Company has investment authority.

(b) Any employee benefit plan for which Piper Trust Company acts as trustee which has combined plan assets of at least $5 million or which invests in Piper Trust Collective Investment Funds.

(c) Any investor who has an advisory account with the advisor.

(d) Any investor who maintains a single account with Piper Jaffray that has a market value, excluding cash or other short-term investments, at the time of the initial investment in the Fund, of at least $5 million.

(e) The spouse or any child under the age of 21 of any individual qualifying under paragraph (d).

(f) Any trust, pension, profit-sharing or other benefit plan for any investor qualifying under paragraphs (c), (d) or (e).

(g) Any family foundation of any investor qualifying under paragraphs (a), (c),
    (d) or (e).

(h) Any entity related to a corporation or other entity qualifying under paragraph (d).

(i) Any chief executive officer, chief financial officer, owner, partner or 10% or greater shareholder of a corporation or other entity qualifying under paragraph (d), if such officer, owner, partner or shareholder maintains an account at Piper Jaffray.


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                   5  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

MANAGING YOUR INVESTMENT

HOLDING SHARES
--------------------------------------------------------------------------------

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from the fund's net investment income will be declared daily and reinvested in additional shares of the fund monthly. Shares begin accruing dividends on the date on which payment is received, provided payment is received by noon Eastern time. If a redemption request is received by noon Eastern time, shares will be redeemed that day and a dividend will not be earned. Net realized capital gains of the fund, if any, will be declared and reinvested in additional fund shares at least annually.

TAXING OF DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
The fund has qualified, and intends to continue qualifying, for taxation as a regulated investment company. As long as the fund continues to qualify, it will not be subject to federal income tax to the extent its income is distributed to shareholders.

Dividends you receive from the fund are generally taxable as ordinary income whether you reinvest them or take them in cash. Dividends attributable to income from U.S. government securities may be exempt from state personal income taxes. You should consult your tax advisor for more information.

EXCHANGING SHARES
--------------------------------------------------------------------------------
If your investment goals or your financial needs change, you may move from one Piper fund to another, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges from the fund into a fund which imposes a front-end sales charge will generally require payment of the sales charge, except in cases where you originally purchased shares of a Piper fund subject to a sales charge and then exchanged into the fund. In that case, you will be required to pay a sales charge equal to the difference between the sales charge on the exchange purchase and the sales charge on the original purchase. If you exchange less than all of your shares of the fund, shares which may be exchanged at net asset value without payment of any sales charge will be exchanged first.

Before exchanging into any fund, be sure to read its prospectus carefully. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

CONDUCTING TRANSACTIONS BY PHONE
--------------------------------------------------------------------------------
You may buy or sell shares over the phone by calling your broker. If you hold your shares with Investors Fiduciary Trust Company (IFTC) or with a brokerage firm other than Piper Jaffray, you may also buy or sell shares by calling IFTC at 800 874-6205, provided you have authorized telephone privileges in your Account Application and Services form.

For your protection, IFTC will attempt to verify your identity by asking for your account number, social security number or other form of personal identification. If reasonable care is taken to identify you as the caller, neither IFTC nor the fund will be liable for losses to your account resulting from an unauthorized telephone transaction. Payments which result from telephone transactions will be made only to the address of record or the bank account designated on your Account Application and Services form.


STAYING INFORMED
--------------------------------------------------------------------------------
Piper Capital offers a variety of resources to help keep you informed. If you would like more information, please contact your broker or call Mutual Fund Services at 800 866-7778. As a shareholder, you automatically receive the following:

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

To reduce shareholder costs and help eliminate duplication, only one report is sent to each address that lists one or more shareholders with the same last name. If you would like additional reports mailed to your address, please contact Mutual Fund Services.

STATEMENTS

Statements are mailed monthly (quarterly if your account has no activity) and include information on each purchase or sale of fund shares. Separate confirmations are not sent out.


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                   6  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

MANAGING YOUR INVESTMENT

SELLING SHARES
--------------------------------------------------------------------------------

YOU MAY SELL ANY OR ALL OF YOUR SHARES FOR THEIR NET ASSET VALUE ON ANY DAY WHEN THE NEW YORK STOCK EXCHANGE IS OPEN. SIMPLY CALL YOUR BROKER. YOUR REQUEST WILL BE EXECUTED AT THE NEXT NET ASSET VALUE CALCULATED AFTER YOUR BROKER RECEIVES YOUR REQUEST.

RECEIVING THE PROCEEDS
--------------------------------------------------------------------------------
Proceeds from a sale of shares normally will be transferred to your account -- if you are a Piper Jaffray client with a signed PAT agreement -- or sent to you or your broker the next business day. If you sell shares that were recently purchased by check, payment may be delayed until the check has cleared (normally up to 15 days from the purchase date).

As noted above, you may sell shares by calling your broker. If you work with a broker from a firm other than Piper Jaffray, you also may sell your shares by submitting a written request to the fund's transfer agent, IFTC. Call IFTC at 800 874-6205 for instructions.

If your account falls below $10,000 due to a sale of shares or an exchange request, your account may be liquidated following 30 days written notice.


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                   7  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

GENERAL INFORMATION
--------------------------------------------------------------------------------


HOW THE FUND IS ORGANIZED
--------------------------------------------------------------------------------
The fund is a diversified series of Piper Institutional Funds Inc., an open-end investment company.

VOTING RIGHTS

Although the fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. In addition, shareholders have the right to call a meeting under certain circumstances. When the fund holds a meeting, you will receive a proxy statement requesting your vote. You have one vote for each share you own.

FUND OBJECTIVE

The fund's investment objective is fundamental and may be changed only with shareholder approval. The fund's investment policies and techniques may be changed without shareholder approval, unless otherwise noted.

HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------
The fund is governed by a board of directors, which is responsible for protecting the interests of shareholders. Directors meet periodically throughout the year to oversee the fund's activities, review its performance and review the actions of the fund's advisor. Although the board may include individuals who are affiliated with the advisor, the majority of board members must be independent. The board has retained the following companies to manage the fund's operations.

INVESTMENT ADVISOR

PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804

As investment advisor, Piper Capital manages the fund's business and investment activities, subject to the authority of the board of directors. The fund pays Piper Capital a monthly management fee for providing investment advisory services. See "Shareholder Expenses" in the "Fund Description" section of this prospectus for more information.

Piper Capital also is investment advisor to other Piper open-end funds, to a number of closed-end investment companies and to various institutions, corporations and individuals. Piper Capital has approximately $12 billion under management and is a wholly owned subsidiary of Piper Jaffray Companies Inc., a full-service investment company.

DISTRIBUTOR

PIPER JAFFRAY INC.
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804

Piper Jaffray is the principal distributor of the fund's shares. other brokerage firms that have a sales agreement with Piper Jaffray may also sell fund shares. Piper Jaffray is a wholly owned subsidiary of Piper Jaffray Companies and an affiliate of Piper Capital.

CUSTODIAN AND ACCOUNTING AGENT

INVESTORS FIDUCIARY TRUST COMPANY
801 PENNSYLVANIA AVENUE
KANSAS CITY, MO 64105-1307

As the fund's custodian and accounting agent, IFTC holds the fund's portfolio securities, settles trades, collects data needed to calculate net asset values, and provides record-keeping.

TRANSFER AND DIVIDEND DISBURSING AGENTS

INVESTORS FIDUCIARY TRUST COMPANY
1004 BALTIMORE AVENUE
KANSAS CITY, MO 64105-1802

Piper Jaffray (address listed above)

PIPER TRUST COMPANY
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804

IFTC provides transfer agent services and pays dividends and other distributions for the fund. Piper Jaffray and Piper Trust Provide These services for shareholders whose accounts they maintain.


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                   8  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
NANCY OLSEN is director of the cash management team and a senior vice president of Piper Capital. She joined the advisor in 1987 and has managed the fund since its inception. She has 19 years of financial experience.

SHAISTA TAJAMAL is a vice president of Piper Capital. She joined the advisor in 1990 and has managed the fund since inception. She has seven years of financial experience.

HOW DEALERS ARE COMPENSATED
--------------------------------------------------------------------------------
Piper Jaffray Investment Executives and other brokerage firms who sell fund shares receive ongoing fees from Piper Capital which equal, on an annual basis, up to 0.06% of the fund's average daily net assets attributable to such shares.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
The fund purchases most of its portfolio securities directly from the issuer or from an underwriter or market maker, and not from a broker acting as an agent. However, the fund may from time to time use brokers when buying portfolio securities. When deciding which brokers to use, Piper Capital may consider whether brokers have sold shares of this or any other Piper fund. Piper Capital may place trades through Piper Jaffray in compliance with Investment Company Act of 1940 rules.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
Net asset value per share is calculated by dividing the total market value of the fund's investments and other assets, less any liabilities, by the number of fund shares. The securities held by the fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The fund attempts to maintain a net asset value of $1 per share. Under the direction of the board of directors, procedures have been adopted to monitor and stabilize the fund's price per share.

Net asset value is calculated on each day the New York Stock Exchange is open for trading, at noon (Eastern time) and also as of the close of regular trading on the exchange (typically 4 p.m. Eastern time).


PENDING ACQUISITION OF PIPER JAFFRAY COMPANIES
--------------------------------------------------------------------------------
On December 15, 1997, Piper Jaffray Companies announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approvals, the approval of Piper Jaffray Companies shareholders, and customary closing conditions.

U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota, with a geographic service area spanning 17 states.
As of September 30, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of approximately $70 billion. U.S. Bank National Association (U.S. Bank), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds in the First American Funds family. As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

Under the Investment Comapny Act of 1940, as amended, the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the automatic termination of the fund's investment advisory agreement with Piper Capital. Consequently, subject to approval by the fund's board of directors, it is anticipated that fund shareholders will be asked to approve a new advisory agreement containing the same fees and other substantive terms as the current agreement. You also may be asked to vote on other matters, including the possible combination of the fund with one of the First American Funds.

REGULATORY PROCEEDINGS
--------------------------------------------------------------------------------
Piper Capital and Piper Jaffray are subject to an investigation by the Securities and Exchange Commission which began February 21, 1995, related to various funds and assets managed by Piper Capital.

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                   9  PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND

PROSPECTUS - INSTITUTIONAL MONEY MARKET FUND



FOR MORE INFORMATION
--------------------------------------------------------------------------------

ANNUAL/SEMIANNUAL REPORTS
Shareholder reports include financial statements and performance information on the fund, a message from your portfolio managers, and, on an annual basis, the auditors' report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

To order free copies, please write or call:

PIPER CAPITAL MANAGEMENT
ATTN: MUTUAL FUND SERVICES
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804

800 866-7778





No dealer, sales representative or other person has been authorized to give any information or make any representations other than those contained in this prospectus or in the SAI. You should not rely upon any such information or representation as having been authorized by the fund or Piper Jaffray.

--------------------------------------------------------------------------------

[LOGO]                                      PIPER FUNDS   222 South Ninth Street
                                            Minneapolis, MN 55402-3804

                                        PART B

                           INSTITUTIONAL MONEY MARKET FUND
                      A series of Piper Institutional Funds Inc.

                         STATEMENT OF ADDITIONAL INFORMATION


                                  January 30, 1998

                                  Table of Contents

                                                                        Page
                                                                        ----
Investment Policies and Restrictions . . . . . . . . . . . . . . . . .   2
Directors and Executive Officers . . . . . . . . . . . . . . . . . . .   7
Investment Advisory and Other Services . . . . . . . . . . . . . . . .  11
Portfolio Transactions and Allocation of Brokerage . . . . . . . . . .  14
Capital Stock and Ownership of Shares. . . . . . . . . . . . . . . . .  16
Net Asset Value and Public Offering Price. . . . . . . . . . . . . . .  17
Performance Comparisons  . . . . . . . . . . . . . . . . . . . . . . .  18
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .  20
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .  22
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .  22
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .  23


    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated January 30, 1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

30641

                         INVESTMENT POLICIES AND RESTRICTIONS

    The shares of Piper Institutional Funds Inc. (the "Company") are currently offered in one series: Institutional Money Market Fund (the "Fund"). The investment objective and policies of the Fund are set forth in the Prospectus. Certain additional investment information is set forth below.

RULE 2a-7

    The Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions. Rule 2a-7 requires that the Fund invest exclusively in securities that mature within 397 days and that it maintain an average weighted maturity of not more than 90 days. (However, the Fund intends to maintain a dollar-weighted average maturity of its portfolio of 60 days or less.) Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risks" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, (i) securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Ratings Services or P-1 or P-2 by Moody's Investors Service, Inc., (ii) securities that at the time of issuance were long-term securities but that have remaining maturities of 397 calendar days or less, provided the issuer has comparable outstanding short-term debt rated in one of the two highest categories, and (iii) unrated securities of comparable quality. It is the responsibility of the Adviser to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities, pursuant to the oversight of, and written guidelines and procedures established by, the Company's Board of Directors.

    Under Rule 2a-7, no more than 5% of the assets of non-tax-exempt money funds such as the Fund may be invested in securities that are not First Tier Securities. (First Tier Securities include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1)). In addition, a non-tax-exempt money fund (a) may not invest (with certain limited exceptions) more than 5% of it total assets in securities of a single issuer, other than U.S. Government securities and (b) may not invest more than the greater of 1% of the fund's total assets or $1,000,000 in Second Tier Securities of a single issuer.

U.S. GOVERNMENT SECURITIES

    The Fund will invest only in U.S. Government securities, which are obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the

Financing Corporation and the Student Loan Marketing Association. Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full and credit of the U.S. Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

VARIABLE AND FLOATING RATE OBLIGATIONS

    Certain of the obligations in which the Fund may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of 397 calendar days. The Fund determines the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

ILLIQUID SECURITIES

    As nonfundamental investment restrictions that may be changed at any time without shareholder approval, the Fund will not invest more than 10% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements with respect to U.S.
Government securities. A repurchase agreement involves the purchase by the Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. To the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to the Fund's restriction on investing in illiquid securities.

    The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

    The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund, along with other investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future investment companies or series thereof advised by the Adviser or its affiliates, to deposit uninvested cash balances into a single joint account to be used to enter into one or more large repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreement transactions with the same parties with whom it may enter into repurchase agreements. However, the Fund does not currently enter into or intend to enter into such transactions
during the coming year.   Under a reverse repurchase agreement, the Fund sells
securities and agrees to repurchase them at a mutually agreed date and price. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser will monitor the creditworthiness of the dealers and banks with which the Fund enters into reverse repurchase agreement transactions.

PORTFOLIO TURNOVER

    Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

    The Fund, consistent with its objective, may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Since the Fund's assets will be invested in securities with short maturities and the Fund will manage its portfolio as described above, the portfolio will turn over several times a year. However, this will not generally increase the Fund's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests. Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the portfolio turnover rate for the Fund will be zero.

INVESTMENT RESTRICTIONS

    In addition to the investment objectives and policies set forth in the Prospectus, the Fund is subject to certain investment restrictions, as set forth below, which may not be changed without the vote of a majority of the Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of the outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares.

    Unless otherwise specified below, the Fund will not:

    1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof and securities of other investment companies.

    2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto or to obligations of U.S. banks, domestic branches thereof and U.S. branches of foreign banks subject to United States regulation. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

    3. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 4 below.

    4. Borrow money (provided that the Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. The Fund may borrow money in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any of its portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. The Fund will not purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. The Fund will not borrow money for leverage purposes (provided that the Fund may enter into reverse repurchase agreements for such purposes).

    5. Mortgage, pledge or hypothecate its assets except to secure permitted indebtedness. For purposes of this policy, collateral arrangements with respect to reverse repurchase agreements or with respect to similar investment techniques are not deemed to be a pledge or hypothecation of assets.

    6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

    7. Write, purchase or sell puts, calls or combinations thereof, provided that the Fund may purchase securities with demand or put features.

    8.  Purchase or sell commodities or commodity futures contracts.

    9. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    10. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    11. Make loans of money or property to any person, except for loans of portfolio securities and except through the use of repurchase agreements or the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objective and policies.

    In addition, as non-fundamental investment restrictions that may be changed at any time without shareholder approval, the Fund will not:

    (a)  Make short sales of securities.

    (b)  Invest more than 10% of its net assets in illiquid securities.

    (c)  Invest in warrants.

    Any investment restriction or limitation referred to above or in the Prospectus, except the Fund's borrowing policy and policy with respect to investing in illiquid securities, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                           DIRECTORS AND EXECUTIVE OFFICERS

    The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. The Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

    Name, Address and (Age)                 Position with the Company
    -----------------------                 -------------------------

    William H. Ellis (55)                   Chairman of the Board of Directors
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    David T. Bennett (57)                   Director
    3400 City Center
    33 South Sixth Street
    Minneapolis, Minnesota 55402

    Jaye F. Dyer (70)                       Director
    4670 Norwest Center
    90 South Seventh Street
    Minneapolis, Minnesota 55402

    Karol D. Emmerich (48)                  Director
    7302 Claredon Drive
    Edina, Minnesota 55439

    Luella G. Goldberg (60)                 Director
    7019 Tupa Drive
    Edina, Minnesota 55435

    David A. Hughey (66)                    Director
    134 Powers Road
    Meredith, NH 03253

    George Latimer (62)                     Director
    754 Linwood Avenue
    St. Paul, MN  55105

    Paul A. Dow (46)                        President
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Robert H. Nelson (34)                   Vice President
    Piper Jaffray Tower                     and Treasurer
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Susan S. Miley (40)                     Secretary
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

----------------------------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

    William H. Ellis is retired. Prior to September 1997, he was President of Piper Jaffray Companies Inc., President, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") and Director of Piper Jaffray Inc..

    David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

    Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of various privately held and nonprofit corporations.

    Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

    Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

    David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

    George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

    Paul A. Dow is Chief Investment Officer of the Adviser and has been Chief Executive Officer of the Adviser since 1997, prior to which he was a Senior Vice President of the Adviser.

    Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior thereto he had been a Vice President of the Adviser from 1991 to 1993.

    Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior to which she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from

1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

    Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

    The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer, and a Pricing Committee consisting of Ms. Emmerich and Mr. Hughey.

    The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

    The directors of the Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee is based on the combined total assets of the Company and Piper Funds Inc.) The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if assets are $5 billion
or over.   Members of the Audit Committee who are not affiliated with the
Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors, the Derivatives Subcommittee and the

Pricing Committee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

    The following table sets forth the compensation received by each director from the Company during the fiscal year ended September 30, 1997, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1997. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                           Aggregate Compensation     Total Compensation
Director                      from the Company        from Fund Complex*
--------                   ----------------------     ------------------
David T. Bennett                 $1,339                  $59,000
Jaye F. Dyer                     $1,214                  $55,000
Karol D. Emmerich                $1,339                  $59,000
Luella G. Goldberg               $1,276                  $57,000
George Latimer                   $1,214                  $55,000
David A. Hughey                  $1,276                  $57,000

-----------------------------------
* Currently consists of 20 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                        INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

    The investment adviser for the Fund is Piper Capital Management
Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Fund's distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Fund. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

    The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    Pursuant to an Investment Advisory and Management Agreement with the Company, the Adviser furnishes the Fund with investment advice and supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated at any time by a vote of the holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any series of the Company approves the agreement, the agreement shall continue in effect with respect to such approving series whether or not the shareholders of the other series approve the agreement.

    Pursuant to the Investment Advisory and Management Agreement, the Fund pays the Adviser monthly advisory fees equal on an annual basis to .15% of the Fund's average daily net assets. The advisory fees paid by the Fund for the fiscal year ended September 30, 1997, the three-month fiscal period ended September 30, 1996, the fiscal years ended June 30, 1996 and 1995 were $401,419, $64,916,
$155,276 and $51,262, respectively.

    Under the Investment Advisory and Management Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Company's Board of Directors. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Company.

    The same security may be suitable for the Fund and/or for other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts managed by the Adviser or its affiliates may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

EXPENSES

    The expenses of the Fund are deducted from total income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement.

UNDERWRITING AND DISTRIBUTION AGREEMENT

    Pursuant to an Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of Fund shares, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Distributor receives no compensation for its sales of Fund shares.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for the Fund. Each such omnibus account represents the accounts of a number of individual shareholders of the Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $9.00 per active shareholder account and $6.00 per inactive account (defined as an account that has a balance of shares in the Fund but that does not require a client statement for the current month). There is no charge for a closed shareholder account (defined as an account that has been inactive for at least three consecutive months). Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    During the fiscal year ended September 30, 1997, the Fund paid $6,474 to the Distributor and $451 to Piper Trust under the Shareholder Account Servicing Agreements.

                  PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

    Because the Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Fund's portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Fund's transactions are with the issuer, or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Fund which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Fund intends to comply with Section 17(e)(1) of the 1940 Act. For the fiscal year ended September 30, 1997, the three-month fiscal period ended September 30, 1996 and the fiscal years ended June 30, 1995 and 1996, the Fund did not pay any brokerage commissions.

    The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

    When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

    In the event any transactions are executed on an agency basis, the Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

    Any portfolio transactions for the Funds executed on an agency basis may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both
(a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and
(b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

    The Fund did not purchase any securities of its regular brokers or dealers or parent companies of such brokers or dealers during the fiscal year ended September 30, 1997.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

    The Company, which was organized under the laws of the State of Minnesota in 1992, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. One hundred billion of these shares have been authorized by the Board of Directors to be issued and have been designated as Series B Common Shares, which are the shares of common stock of the Fund. The Fund is the only series of the Company currently outstanding.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. If more than on series of shares of the Company is outstanding, the assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series will be required to be segregated on the books of account, and will be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any series of the Company created in the future. All classes of shares in a Fund would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.

    As of December 15, 1997, no shareholder owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. The directors and officers of the Funds as a group owned less than 1% of the outstanding shares of the Fund as of such date.

                      NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the heading "Managing Your Investment -- Buying Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

    The Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

    Pursuant to Rule 2a-7, the Board of Directors of the Company has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to Fund shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share, calculated using available market quotations, from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. The Fund will, in further compliance with Rule 2a-7, record, maintain and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

    On September 30, 1997, the net asset value per share of the Fund was calculated as follows:

  Net Assets ($277,453,990)            =   Net Asset Value per Share ($1.00)
  --------------------------------
  Shares Outstanding (277,453,990)


                               PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Fund may refer to the Fund's "yield," "effective yield," "average annual total return" and "cumulative total return."

    The Fund may issue current yield quotations. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. Simple yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7. The resulting yield figure will be carried to at least the nearest hundredth of one percent.

    The Fund's effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Effective yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                   365/7
         Effective Yield = [(Base Period Return +1)     ] -1

    When calculating the foregoing yield or effective yield quotations, the calculation of net change in account value will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring accounts or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation are excluded from the calculation of yield and effective yield.

    The Fund's yield and effective yield for the seven days ended September 30, 1997, were 5.42% and 5.57%, respectively.

    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                          n
                                    P(1+T)  = ERV

    Where:    P    =    a hypothetical initial payment of $1,000;
              T    =    average annual total return;
              n    =    number of years; and
              ERV  =    ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and any capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The average annual total returns for the Fund for one year and since inception (February 2, 1993) for the period ending September 30, 1997 were 5.32% and 4.66%, respectively.

    Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:
                                  CTR = (ERV-P) 100
                                         -----
                                           P

    Where:    CTR =     Cumulative total return;
              ERV =     ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of
                        such period; and
              P   =     initial payment of $1,000.

This calculation assumes all dividends and any capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The cumulative total return for the Fund from inception (February 2, 1993) to September 30, 1997 was 23.67%.

    In addition to advertising yield and total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. Performance information for the Fund also may be compared to unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Fund may also include in advertisements and communications to Fund shareholders evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

                                 REDEMPTION OF SHARES

GENERAL

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

    Shareholders who purchased Fund shares through a broker-dealer other than the Distributor may redeem such shares either by oral request to such broker-dealer or by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

                                       TAXATION

    Pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. For purposes of this calculation, any amount of income on which corporate-level income tax has been paid is deemed to have been distributed.

    Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if a shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

    Distributions paid from net realized capital gains, if any, will be taxable to shareholders as ordinary income. Capital gains from the sale or exchange of shares are also taxable.

    Distributions may be subject to state and local income taxes and the treatment thereof may differ from the federal income tax consequences discussed above.

                                 GENERAL INFORMATION

    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

    Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                                 FINANCIAL STATEMENTS

    The audited financial statements of the Fund dated September 30, 1997, as set forth in the Fund's Annual Report, are incorporated by reference into this Statement of Additional Information. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Fund, given on the authority of such firm as experts in accounting and auditing.

                                  PENDING LITIGATION

    Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The Amended Consolidated Class Action Complaint was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

    A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The Court has granted final approval to a Settlement Agreement which became effective on September 20, 1997. The Settlement Agreement provides $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also


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includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards will submit shareholder proposals to convert these funds to an open-end format, provided that they determine, at that time, that such proposals are in the best interests of shareholders. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value. Shareholders received notice of the offers to repurchase in October 1997, and the offers to repurchase expired on November 17, 1997.


    Two additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.



    Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. The named plaintiffs and defendants have entered into a settlement agreement which is subject to approval by the court and a sufficiently large percentage of class members. Pursuant to the terms


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

of the settlement agreement, defendants collectively have agreed to pay a total amount of up to $6,942,733.66. The Piper defendants have agreed to pay up to $4,592,220.59, consisting of up to $923,930.23 in cash and three notes, each bearing interest of six percent per annum, to be paid as follows:
$1,199,908.06 six months from the settlement effective date; $1,097,058.80 to be paid twelve months from the effective date; and $1,371,323.50 to be paid eighteen months from the effective date. The settlement of this putative class action is contingent on the settlement of related actions involving claims by First Commercial Trust Company, an investor in Managers
Intermediate and other funds.   Another complaint relating to both the
Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act. The parties have entered into a settlement agreement to resolve this matter. Pursuant to the settlement agreement, the share of the settlement to be paid by the Piper defendants is a total of $1,995,968.75 consisting of $314.259.10 in cash and three notes, bearing simple interest of six percent per annum, to be paid as follows: $550,091.95 to be paid six months from the effective date; $502,941.20 to be paid 12 months from the effective date; $628,676.50 to be paid 18 months from the effective date. The settlement of this matter is contingent on the settlement of the related Hosea/Kopelman Consolidated Action and the settlement will not be effective until the effective date of the settlement in the Hosea/Kopelman Consolidated Action.

    The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

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